SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DFA Investment Dimensions Group Inc.
Dimensional Investment Group Inc.
The DFA Investment Trust Company
Dimensional Emerging Markets Value Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Summary of Investment Restrictions Modified or Eliminated in the Proxy:
DFA International Small Cap Value Portfolio
Emerging Markets Value Portfolio

Investment	Regulatory Requirement	Current Language	Proposed Language
Restriction

Borrowing	An open-end investment company can only	DFA International Small Cap Value Portfolio:	The fund may not borrow money, except to the
	borrow an amount equal to up to 1/3 of its total	The fund may not borrow, except from banks	extent permitted by the 1940 Act, or any rules,
	assets (including the amount borrowed) from	and as a temporary measure for extraordinary	exemptions or interpretations thereunder that
	banks, and may borrow up to an additional 5% of	or emergency purposes and then, in no event,	may be adopted, granted or issued by the SEC.
	its total assets for temporary purposes from any	in excess of 5% of a Portfolio's gross assets
	other person. If market values change in a way	valued at the lower of market or cost; provided	The fund does not intend to borrow money for
	that impacts these ratios, the fund must reduce its	that each Portfolio may borrow amounts not	investment purposes.
	borrowings to below this limit within 3 business days.	exceeding 33% of their net assets from banks
and pledge not more than 33% of such assets to secure such loans.

Emerging Markets Value Portfolio:
The fund may not borrow, except from banks
and as a temporary measure for extraordinary
or emergency purposes and then, in no event,
in excess of 5% of a Portfolio's gross assets
valued at the lower of market or cost; provided
that each Portfolio may borrow amounts not
exceeding 33% of their net assets from banks
and pledge not more than 33% of such assets
to secure such loans; and borrow, except in
connection with a foreign currency transaction,
the settlement of a portfolio trade, as a
temporary measure for extraordinary or
emergency purposes, including to meet
redemption requests, and, in no event in
excess of 33% of the Fund's net assets valued
at market.

Lending	A fund must state its policy with respect to making	DFA International Small Cap Value Portfolio:	The fund may not make loans, except to the
	loans to other persons in its registration statement	The fund may not make loans of cash, except	extent permitted by the 1940 Act, or any rules,
	A registered investment company cannot lend	through the acquisition of repurchase	exemptions or interpretations thereunder that
	money or securities with a value exceeding 1/3 of	agreements and obligations customarily	may be adopted, granted or issued by the SEC;
	its total assets.	purchased by institutional investors.	provided that in no event shall the fund be
permitted to make a loan to a natural person.
Emerging Markets Value Portfolio:
The fund may not make loans of cash, except
through the acqusition of repurchase
agreements and obligations cutomarily
purchased by institutional investors; and,
except through the acquisition of publicly traded
debt securities and short-term money
instruments.

Summary of Investment Restrictions Modified or Eliminated in the Proxy:
DFA International Small Cap Value Portfolio
Emerging Markets Value Portfolio

Investment	Regulatory Requirement	Current Language	Proposed Language
Restriction

Investments in Real	A fund must state its policy with respect to the	DFA International Small Cap Value Portfolio	The fund may not purchase or sell real estate,
Estate	purchase and sale of real estate in its registration	and Emerging Markets Value Portfolio:	unless acquired as a result of ownership of
	statement. There is no specific regulatory		securities or other instruments and provided
	prohibition of purchasing real estate, although	The fund may not invest in real estate,	that this restriction does not prevent the fund
	most mutual funds typically have restrictions on	including limited partnership interests therein,	from: (i) purchasing or selling securities or
	direct real estate transactions but allow	although it may purchase and sell securities of	instruments secured by real estate or interests
	transactions involving securities backed by real	companies which deal in real estate and	therein, securities or instruments representing
	estate or securities of companies that engage in	securities which are secured by interests in real	interests in real estate or securities or
	real estate transactions.	estate.	instruments of issuers that invest, deal or
otherwise engage in transactions in real estate
or interests therein; and (ii) purchasing or
selling real estate mortgage loans.

Investments in	A fund must state its policy with respect to the	DFA International Small Cap Value Portfolio	The fund may not purchase or sell physical
Commodities	purchase and sale of commodities in its	and Emerging Markets Value Portfolio:	commodities, unless acquired as a result of
	registration statement. A fund must comply with		ownership of securities or other instruments
	its stated policy on commodities, including futures	The fund may not invest in commodities,	and provided that this restriction does not
	and options.	although the Portfolio may purchase or sell	prevent the fund from: (i) engaging in
		financial futures contracts and options thereon.	transactions involving currencies and futures
contracts and options thereon; or (ii) investing
in securities or other instruments that are
secured by physical commodities.

Diversification of	A fund must state whether or not it is diversified in	DFA International Small Cap Value Portfolio	The fund may not purchase the securities of
Investments	its registration statement. To be a diversified	and Emerging Markets Value Portfolio:	any one issuer, if immediately after such
	investment company, a fund must meet the		investment, the Fund would not qualify as a
	following requirements: At least 75 per centum of	As to 75% of the total assets of a	"diversified company" as that term is defined by
	the value of its total assets is represented by cash	Portfolio/Series, the fund may not invest in the	the 1940 Act, as amended, and as modified or
	and cash items (including receivables),	securities of any issuer (except obligations of	interpreted by regulatory authority having
	Government securities, securities of other	the U.S. Government and its instrumentalities)	jurisdiction, from time to time.
	investment companies, and other securities for the	if, as a result, more than 5% of the Portfolio's
	purposes of this calculation limited in respect of	total assets, at market, would be invested in the
	any one issuer to an amount not greater in value	securities of such issuer. As to 75% of the
	than 5 per centum of the value of the total assets	Portfolio's assets, the fund may not acquire
	of such management company and to not more	more than 10% of the voting securities of any
	than 10 per centum of the outstanding voting	issuer.
securities of such issuer.

Summary of Investment Restrictions Modified or Eliminated in the Proxy:
DFA International Small Cap Value Portfolio
Emerging Markets Value Portfolio

Investment	Regulatory Requirement	Current Language	Proposed Language
Restriction

Pledging, Mortgaging or Hypothecating Assets	No requirement to state a policy in the registration	DFA International Small Cap Value Portfolio:	None, no statement of policy required or
	statement. The concept of pledging, mortgaging or	The fund may not pledge, mortgage, or	proposed.
	hypothecating assets is generally captured in the	hypothecate any of its assets to an extent
	1940 Act restrictions on the issuance of senior	greater than 10% of its total assets at fair
	securities.	market value, except as described in [the
borrowing restriction] above.

Emerging Markets Value Portfolio: No current stated policy

Purchasing Securities on Margin	No requirement to state a policy in the registration	DFA International Small Cap Value Portfolio:	The fund may not sell short.
	statement. Purchasing securities on margin is	The fund may not purchase securities on
	generally tied to the 1940 Act restrictions	margin or sell short.
regarding issuing senior securities and engaging
	in leverage.	Emerging Markets Value Portfolio:	[The Emerging Markets Value Portfolio has no
		The fund may not purchase securities on	investment restriction on short sales.]
margin.

Investing in Illiquid or Restricted Securities	A registered open-end management investment	DFA International Small Cap Value Portfolio:	None, no statement of policy required or
	company may not invest more than 15% of the	The fund may not invest more than 15% of the	proposed.
	value of its net assets in illiquid securities.	value of the Portfolio's total assets in illiquid
	Restricted securities could be considered illiquid in	securities, which include certain restricted
	certain circumstances and thus captured under	securities, repurchase agreements with
	these restrictions.	maturities of greater than seven days, and
other illiquid investments.
The investment company remains subject to this
	restriction even though there is no regulatory	Emerging Markets Value Portfolio:
	requirement for the investment company to adopt	No current stated policy
this as a fundamental investment restriction.

Investing for the purpose of Exercising Control	There is no requirement for a statement in the	DFA International Small Cap Value Portfolio	None, no statement of policy required or
	registration statement about the fund's policy on	and Emerging Markets Value Portfolio:	proposed.
	investing for the purpose of exercising control.	The fund may not invest for the purpose of
exercising control over management of any
	The diversification investment restriction limits the	company.
amount that may be invested in any single issuer.

Summary of Investment Restrictions Modified or Eliminated in the Proxy:
DFA International Small Cap Value Portfolio Emerging Markets Value Portfolio

Investment	Regulatory Requirement	Current Language	Proposed Language
Restriction

Investing in Other Investment Companies	There is no requirement for a statement in the	DFA International Small Cap Value Portfolio:	None, no statement of policy required or
	registration statement about investments in other	The fund may not invest its assets in securities	proposed.
	investment companies. A registered investment	of any investment company, except in
	company may not purchase or otherwise acquire	connection with a merger, acquisition of assets,
	securities of another investment company if the	consolidation or reorganization.
acquiring company and any company or
	companies controlled by it immediately after such	Emerging Markets Value Portfolio:
	purchase or acquisition own in the aggregate-- (i)	The fund may not invest its assets in securities
	more than 3 per centum of the total outstanding	of any investment company, except in
	voting stock of the acquired company; (ii)	connection with a merger, acquisition of assets,
	securities issued by the acquired company having	consolidation or reorganization; provided that
	an aggregate value in excess of 5 per centum of	the Portfolio may invest its assets in securities
	the value of the total assets of the acquiring	of investment companies and units of such
	company; or (iii) securities issued by the acquired	companies such as, but not limited to, S&P
	company and all other investment companies	Depository Receipts.
(other than treasury stock of the acquiring
company) having an aggregate value in excess of
10 per centum of the value of the total assets of
the acquiring company (Section 12(d) of the 1940
Act). There are, however, exceptions to these
limits for certain situations identified in Section
12(d) of the 1940 Act and for a fund investing in a
money market fund (Rule 12d1-1) and a fund that
operates as a fund-of-funds (Rule 12d1-2).

Management Ownership of Portfolio Securities	There is no requirement for a statement in the	DFA International Small Cap Value Portfolio:	None, no statement of policy required or
	registration statement about the fund's policy on	The fund may not purchase or retain securities	proposed.
	management ownership of portfolio securities.	of an issuer, if those officers and directors of
	Both the Fund and the Advisor have adopted a	the Fund or the Advisor owning more than 1/2
	Code of Ethics designed to identify and avoid any	of 1% of such securities together own more
	conflicts of interests that could arise between a	than 5% of such securities.
client and the officers/directors of the Fund or the
	Advisor in connection with the purchase or sale of	Emerging Markets Value Portfolio:
	a security.	No current stated policy

Summary of Investment Restrictions Modified or Eliminated in the Proxy:
DFA International Small Cap Value Portfolio Emerging Markets Value Portfolio

Investment	Regulatory Requirement	Current Language	Proposed Language
Restriction

Oil, Gas or Other Mineral Exploration, Leases or Development Programs	There is no requirement for a statement in the	DFA International Small Cap Value Portfolio:	None, no statement of policy required or
	registration statement about the fund's policy on	The fund may not acquire interests in oil, gas or	proposed.
	investing in oil, gas or other mineral exploration,	other mineral exploration, leases or
	leases or development programs. Generally, if a	development programs.
portfolio intended to acquire interests in these
	types of leases or programs such that these types	Emerging Markets Value Portfolio:
	of interests represented 5% or more of the	No current stated policy
portfolio, the prospectus would include disclosure
about such investments. The prospectus currently
does not contain any such disclosure for either of
the listed portfolios.

Investing in	There is no requirement for a statement in the	DFA International Small Cap Value Portfolio	None, no statement of policy required or
Unseasoned Issuers	registration statement about the fund's policy on	and Emerging Markets Value Portfolio:	proposed.
	investing in unseasoned issuers. The Advisor	The fund may not invest more than 5% of its
	currently has in place an internal guideline that	total assets in securities of companies which
	prohibits the portfolios from purchasing securities	have (with predecessors) a record of less than
	in an IPO.	three years' continuous operation.

Investing in	There is no requirement for a fundamental	DFA International Small Cap Value Portfolio:	None, no statement of policy required or
Warrants	investment restriction in the registration statement	The fund may not purchase warrants, however,	proposed.
	regarding warrants. Generally, if a portfolio	the Portfolio may acquire warrants as a result
	intended to purchase warrants such that warrants	of corporate actions involving its holdings of
	represented 5% or more of the portfolio, the	other equity securities.
prospectus would include disclosure regarding
	investments in warrants. The prospectus currently	Emerging Markets Value Portfolio:
	does not contain any such disclosure for either of	No current stated policy
the listed portfolios.

Summary of Investment Restrictions Modified or Eliminated in the Proxy:
DFA International Small Cap Value Portfolio
Emerging Markets Value Portfolio

Investment	Regulatory Requirement	Current Language	Proposed Language
Restriction
Writing or Acquiring	There is no requirement for a fundamental	DFA International Small Cap Value Portfolio:	None, no statement of policy required or
Options	investment restriction in the registration statement	The fund may not write or acquire options	proposed.
	regarding writing or acquiring options. Generally,	[other than options on financial futures
	if a portfolio intended to purchase options such	contracts].
that options represented 5% or more of the
	portfolio, the prospectus would include disclosure	Emerging Markets Value Portfolio:
	regarding investments in options.	No current stated policy

The listed portfolios currently may acquire options
on financial futures contracts, which include
options on futures contracts of securities and
security indices. Currently, the DFA International
Small Cap Value Portfolio may enter into futures
contracts and options on futures contracts foreign
or U.S. equity securities and indices. Similarly, the
Emerging Markets Value Portfolio may enter into
futures contracts and options on futures contracts
for Approved Market or other equity market
securities and indices, including those of the
United States.